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                                                                   Exhibit 99(h)

                     TAISIL ELECTRONIC MATERIALS CORPORATION

                                 BALANCE SHEETS

                           DECEMBER 31, 1998 AND 1997
                     (EXPRESSED IN THOUSANDS OF US DOLLARS)




                                                                                            1998              1997
                                                                                          ----------        ------
            Assets
Current assets:
   Cash and cash equivalents (note 4)                                                   $     31,068            18,755
   Short-term investments (note 5)                                                               337             2,053
   Restricted bank deposits (note 13)                                                            962             3,094
   Notes and accounts receivable (note 3)                                                     14,649            21,335
   Inventories, net (note 6)                                                                  15,869            18,121
   Prepayments and other current assets (notes 3 and 12)                                       2,076             3,200
   Deferred income tax, net (note 12)                                                          -                 4,434
                                                                                          ----------        ----------
            Total current assets                                                              64,961            70,992
                                                                                          ----------        ----------

Long-term investments                                                                             23             -
                                                                                          ----------        ----------
Property, plant and equipment (notes 3, 7 and 13):
   Buildings                                                                                  51,642            51,225
   Machinery and equipment                                                                   213,303           189,931
   Furniture and fixtures                                                                      6,691             6,509
                                                                                          ----------        ----------
                                                                                             271,636           247,665
   Less: accumulated depreciation                                                            (70,715)          (33,519)
   Construction in progress, including deposits for equipment                                 20,751            31,969
                                                                                          ----------        ----------
            Net property, plant, and equipment                                               221,672           246,115
                                                                                          ----------        ----------

Other assets:
   Deferred technology fees (note 3)                                                           5,583             5,417
   Deferred income tax, net (note 12)                                                          3,678            13,038
   Other assets                                                                                  884             1,383
                                                                                          ----------        ----------
            Total other assets                                                                10,145            19,838
                                                                                          ----------        ----------
                                                                                        $    296,801           336,945
                                                                                          ==========        ==========

                                                                     (Continued)



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




                    TAISIL ELECTRONIC MATERIALS CORPORATION

                           BALANCE SHEETS (Continued)

                           DECEMBER 31, 1998 AND 1997
         (EXPRESSED IN THOUSANDS OF US DOLLARS, EXCEPT PER SHARE DATA)


                                                           1998         1997
------------------------------------------------------------------------------

Liabilities and Stockholders' Equity
Current liabilities:
 Short-term loans (note 8)                              $ 35,362      $ 23,847
 Short-term bills payable (note 8)                        15,851        27,745
 Current portion of long-term loans (notes 3 and 9)       37,395        19,433
 Notes and accounts payable (note 3)                       4,370        11,750
 Payables for construction in process                        940           732
 Accrued expenses and other current liabilities
  (notes 3 and 10)                                         8,182        10,152
------------------------------------------------------------------------------
   Total current liabilities                             102,100        93,659
------------------------------------------------------------------------------

Long-term loans (notes 3 and 9)                          116,346       163,682
Deposits from contractors                                     66            20
Accrued pension liabilities (note 10)                        310            39
------------------------------------------------------------------------------
   Total liabilities                                     218,822       257,400
------------------------------------------------------------------------------

Stockholders' equity (note 11):
 Common stock -- par value NT$10,
  Authorized 480,000,000 shares and issued 400,000,000
  shares in 1998 and authorized 480,000,000 shares and
  issued 315,000,000 shares in 1997                      139,887       113,783
 Advance from stockholders                                30,744            --
 Accumulated deficit                                     (92,652)      (34,238)
------------------------------------------------------------------------------
   Total stockholders' equity                             77,979        79,545
Commitments (note 14)
------------------------------------------------------------------------------
                                                        $296,801      $336,945
==============================================================================

                See accompanying notes to financial statements.




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